                                                                     EXHIBIT 4.2

                         (CERTIFICATE OF COMMON STOCK)

                COMMON STOCK                        COMMON STOCK

        Number                                                    Shares
         VLTR

                                 (VOLTERRA LOGO)

                       VOLTERRA SEMICONDUCTOR CORPORATION

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                      CUSIP 928708 10 6
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

  FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF
                       VOLTERRA SEMICONDUCTOR CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


    FOR POSITION ONLY                                      FOR POSITION ONLY

   /s/ Greg Hildebrand           (VOLTERRA SEAL)          /s/ Jeffrey Staszak
       SECRETARY                                               PRESIDENT


COUNTERSIGNED AND REGISTERED:

        REGISTRAR AND TRANSFER COMPANY

                                           TRANSFER AGENT
                                            AND REGISTRAR
BY

                                     AUTHORIZED SIGNATURE
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                       VOLTERRA SEMICONDUCTOR CORPORATION

      The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

      The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

      TEN COM -- as tenants in common
      TEN ENT -- as tenants by the entireties
      JT TEN  -- as joint tenants with right of
                 survivorship and not as tenants in common

UNIF GIFT MIN ACT -- ........................ Custodian ........................
                              (Cust)                             (Minor)

                     under Uniform Gifts to Minors

                     Act .............................................
                                 (State)

UNIF TRF MIN ACT  -- .................. Custodian (until age ..................)
                          (Cust)

                     ................................... under Uniform Transfers
                             (Minor)

                     to Minors Act .............................................
                                                     (State)



     Additional abbreviations may also be used though not in the above list.

  For Value received, __________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

_______________________________________________________________________ Attorney

to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________________________________

                                        X ______________________________________

Signature(s) Guaranteed                 X ______________________________________

                                      NOTICE: THE SIGNATURE(S) TO THIS
                                              ASSIGNMENT MUST CORRESPOND WITH
                                              THE NAME(S) AS WRITTEN UPON THE
                                              FACE OF THE CERTIFICATE IN EVERY
                                              PARTICULAR, WITHOUT ALTERATION OR
                                              ENLARGEMENT OR ANY CHANGE
                                              WHATEVER.


By _______________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.